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                                                                    EXHIBIT 23.1





                         Consent of Independent Auditors



We consent to the use of our report dated March 29, 2002, in Amendment No. 3 to the Registration Statement on Form 10 of Frank's Nursery & Crafts, Inc. dated May 27, 2003.


/s/ Ernst & Young LLP
Detroit, Michigan
May 27, 2003